WCM Focused Small Cap Fund
Investor Class Shares – WCMJX

Institutional Class Shares – WCMFX

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated July 1, 2020, to the

Prospectus and Statement of Additional Information (“SAI”),

each dated December 31, 2019, as amended.

Effective July 1, 2020 (the “Effective Date”), WCM Investment Management LLC (the “Advisor”) has agreed to reduce the limit on the total annual fund operating expenses, excluding certain expenses as described below, of the WCM Focused Small Cap Fund (the “Fund”) from 1.25% to 1.00% and 1.50% to 1.25% of the average daily net assets of the Fund’s Institutional Class and Investor Class shares, respectively. Accordingly, as of the Effective Date, the following revisions are made to the Prospectus and SAI:

The “Fees and Expenses of the Fund” section with respect to the Fund beginning on page 5 of the Prospectus is replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		Investor Class Shares		Institutional Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases		None		None
Maximum deferred sales charge (load)		None		None
Wire fee		$20		$20
Overnight check delivery fee		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.00%		1.00%
Distribution (Rule 12b-1) fee		0.25%		None
Other expenses[2]		0.64%		0.64%
Shareholder service fee	0.15%		0.15%
All other expenses	0.49%		0.49%
Total annual fund operating expenses		1.89%		1.64%
Fees waived and/or expenses reimbursed[3]		(0.64%)		(0.64%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[1,3]		1.25%		1.00%

[1]	The expense information in the table has been restated to reflect the current expense cap effective July 1, 2020.
[2]	“Other expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates.
[3]	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.25% and 1.00% of the average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively. This agreement is in effect until August 31, 2021 and may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Investor Class	$127	$532
Institutional Class	$102	$455

The table under “Fund Expenses” on page 15 of the Prospectus and page B-31 of the SAI is deleted and replaced with the following:

	Investor Class	Institutional Class
WCM Small Cap Growth Fund	1.50%	1.25%
WCM Focused Small Cap Fund	1.25%*	1.00%*

*	With respect to the WCM Focused Small Cap Fund, effective July 1, 2020, the Advisor agreed to reduce the expense cap from 1.50% and 1.25% to 1.25% and 1.00% of the average daily net assets of the Fund's Investor Class and Institutional Class shares, respectively.

As of the Effective Date, all additional references in the Fund’s Prospectus and SAI to the expense limitation arrangements are revised as indicated above.

Please retain this Supplement with your records.

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